                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-4, and any amendments thereto (including any post-effective amendments), for purposes of registering those shares of the common stock of Brown & Brown, Inc. to be issued in connection with the acquisition of Golden Gate Holdings, Inc., a California corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Samuel P. Bell, III
-------------------------------
Samuel P. Bell, III


Dated:  July 30, 2001


                                POWER OF ATTORNEY

The undersigned constitutes and appoints Jim W. Henderson, Laurel L. Grammig and Thomas M. Donegan, Jr., or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-4, and any amendments thereto (including any post-effective amendments), for purposes of registering those shares of the common stock of Brown & Brown, Inc. to be issued in connection with the acquisition of Golden Gate Holdings, Inc., a California corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ J. HYATT BROWN
------------------------------
J. Hyatt Brown

Dated:  July 27, 2001

                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-4, and any amendments thereto (including any post-effective amendments), for purposes of registering those shares of the common stock of Brown & Brown, Inc. to be issued in connection with the acquisition of Golden Gate Holdings, Inc., a California corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ BRADLEY CURREY, JR.
-------------------------------
Bradley Currey, Jr.


Dated:  July 30, 2001



                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-4, and any amendments thereto (including any post-effective amendments), for purposes of registering those shares of the common stock of Brown & Brown, Inc. to be issued in connection with the acquisition of Golden Gate Holdings, Inc., a California corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JIM W. HENDERSON
-----------------------------
Jim W. Henderson

Dated:  August 2, 2001

                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-4, and any amendments thereto (including any post-effective amendments), for purposes of registering those shares of the common stock of Brown & Brown, Inc. to be issued in connection with the acquisition of Golden Gate Holdings, Inc., a California corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ THEODORE J. HOEPNER
-----------------------------
Theodore J. Hoepner

Dated:  July 30, 2001



                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-4, and any amendments thereto (including any post-effective amendments), for purposes of registering those shares of the common stock of Brown & Brown, Inc. to be issued in connection with the acquisition of Golden Gate Holdings, Inc., a California corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ DAVID H. HUGHES
-----------------------------
David H. Hughes

Dated:  July 30, 2001

                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-4, and any amendments thereto (including any post-effective amendments), for purposes of registering those shares of the common stock of Brown & Brown, Inc. to be issued in connection with the acquisition of Golden Gate Holdings, Inc., a California corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ TONI JENNINGS
-----------------------------
Toni Jennings

Dated:  July 30, 2001




                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-4, and any amendments thereto (including any post-effective amendments), for purposes of registering those shares of the common stock of Brown & Brown, Inc. to be issued in connection with the acquisition of Golden Gate Holdings, Inc., a California corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JOHN R. RIEDMAN
--------------------------
John R. Riedman

Dated:  July 30, 2001

                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-4, and any amendments thereto (including any post-effective amendments), for purposes of registering those shares of the common stock of Brown & Brown, Inc. to be issued in connection with the acquisition of Golden Gate Holdings, Inc., a California corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JAN E. SMITH
-----------------------------
Jan E. Smith

Dated:  July 30, 2001



                                POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-4, and any amendments thereto (including any post-effective amendments), for purposes of registering those shares of the common stock of Brown & Brown, Inc. to be issued in connection with the acquisition of Golden Gate Holdings, Inc., a California corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ CORY T. WALKER
-----------------------------
Cory T. Walker

Dated:  August 3, 2001